Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 7

dated December 21, 2009 to the

INTELLIGENT LIFE® VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009, November 2, 2009 and December 11, 2009 and the

INTELLIGENT LIFE SURVIVORSHIP VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009, November 2, 2009 and December 11, 2009 and the

INTELLIGENT VARIABLE ANNUITY® PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009,

October 8, 2009, October 14, 2009, November 2, 2009 and December 11, 2009

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

PVC MIDCAP BLEND ACCOUNT — CLASS 1

On page 26 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as page 12 of the Intelligent Variable Annuity prospectus, dated May 1, 2009 and supplemented November 2, 2009, add the PVC MidCap Blend Account and remove the PVC MidCap Stock Account and associated information in the Portfolio Investment Managers and Investment Objectives table:

Portfolio	Investment Manager	Investment Objective
PVC MidCap Blend Account–Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital

For more information about these changes and about the portfolio generally, refer to the recent Supplement to the Principal Variable Contracts Funds prospectus and the proxy statement.

A12087 (12/09)